Exhibit 99.1

CDT Partners with Manoira to Explore Enhancing Animal Health Products Ahead of Launch

NAPLES, Fla. and CAMBRIDGE, United Kingdom, Oct. 27, 2026 (GLOBE NEWSWIRE) - CDT Equity Inc. (Nasdaq: CDT) (“CDT” or the “Company”), today announced that it has entered into an evaluation agreement with Manoira Corporation (“Manoira”), a specialty animal health company, to assess the potential of CDT’s clinical-stage assets AZD1656, including certain proprietary cocrystal derivatives, and AZD5904 to enhance Manoira’s forthcoming animal health products.

Manoira is preparing to launch its first range of animal health products in the first quarter of 2027, built on its licensed portfolio of patented cannabinoid cocrystal and solid-form technologies. Manoira believes these products offer a compelling, differentiated proposition in areas of animal health that are not currently well served. The company is currently in the manufacturing and testing phase ahead of launch.

Under the terms of the agreement, CDT will provide Manoira with access to materials from AZD1656, including certain cocrystal derivatives, and AZD5904. Manoira will evaluate these assets in combination with its products to determine whether either asset can improve the efficacy, safety, formulation or other commercially relevant characteristics of its planned product range.

If the evaluation is successful, CDT and Manoira intend to enter into licensing and commercialization discussions covering sales of the resulting products following launch. The agreement represents an opportunity for CDT to extend the value of its existing assets into the animal health market, a sector in which CDT believes its compounds may offer meaningful benefits for companion animals and livestock.

For further information or to discuss potential partnership opportunities, please contact the Company at info@cdtequity.com.

About CDT Equity Inc.

CDT Equity Inc. (NASDAQ: CDT) is a data-driven biopharmaceutical development company focused on identifying, enhancing, and advancing high-potential therapeutic assets through scientific innovation and strategic partnerships. Originally established as Conduit Pharmaceuticals, the company has evolved into a broader, more agile platform that leverages artificial intelligence, solid-form chemistry, and efficient asset repositioning to accelerate the development of novel treatments. Looking ahead, CDT are committed to creating shareholder value through licensing, strategic M&A, and positioning the company as a platform for transformative innovation.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this press release, including statements regarding CDT’s future results of operations and financial position, CDT’s business strategy, prospective product candidates, product approvals, research and development cost timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated studies and business endeavors with third parties, and future results of current and anticipated product candidates, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to; the effect that the reverse stock split may have on the price of the Company’s common stock; the ability or inability to maintain the listing of CDT’s securities on Nasdaq; the ability to recognize the anticipated benefits of the business combination completed in September 2023, which may be affected by, among other things, competition; the ability of the combined company to grow and manage growth economically and hire and retain key employees; the risks that CDT’s product candidates in development fail clinical trials or are not approved by the U.S. Food and Drug Administration or other applicable authorities on a timely basis or at all; changes in applicable laws or regulations; the possibility that CDT may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties identified in other filings made by CDT with the U.S. Securities and Exchange Commission. CDT operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond CDT’s control, you should not rely on these forward-looking statements as predictions of future events.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law, CDT assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. CDT gives no assurance that it will achieve its expectations.

Investors

CDT Equity Inc.

info@cdtequity.com